Exhibit 3.1

HL–283057

Certificate Of Incorporation

***I, V. DAPHENE WHITELOCKE** Assistant Registrar of Companies of the Cayman Islands DO HEREBY CERTIFY, pursuant to the Companies Law CAP 22, that all requirements of the said Law in respect of registration were complied with by*

Earthasia International Holdings Limited

泛亞國際控股有限公司

an Exempted Company incorporated in the Cayman Islands with Limited Liability with effect from the 25th day of November Two Thousand Thirteen

REGISTRAR OF COMPANIES
EXEMPTED
CAYMAN ISLANDS

Given under my hand and Seal at George Town in the Island of Grand Cayman this 25th day of November Two Thousand Thirteen

Assistant Registrar of Companies,
Cayman Islands.

Authorisation Code : 305954007475
www.verify.gov.ky
27 November 2013

       HL-283057

Certificate of Incorporation on Change of Name

I DO HEREBY CERTIFY that

Earthasia International Holdings Limited

When translated in English is,

(Earthasia Environment International Holdings Limited)

having by Special resolution dated 8th day of April Two Thousand Twenty-One changed its name, is now incorporated under name of

Graphex Group Limited

When translated in English is,

(Graphex Electric Advance Materials Holdings Limited)

Given under my hand and Seal at George Town in the Island of Grand Cayman this 9th day of April Two Thousand Twenty-One An Authorised Officer, Registry of Companies, Cayman Islands.

Authorisation Code : 543707637194 www.verify.gov.ky 13 April 2021

HL-283057

Certificate of Incorporation on Adoption of Dual Foreign Name

I DO HEREBY CERTIFY that

Earthasia International Holdings Limited

having by Special resolution dated 20th day of December Two Thousand Thirteen adopted the dual foreign name

泛亞環境國際控股有限公司

and is now incorporated as

Earthasia International Holdings Limited
泛亞環境國際控股有限公司

which when translated into English is

Earthasia Environment International Holdings Limited

Given under my hand and Seal at George Town in the Island of Grand Cayman this 23rd day of December Two Thousand Thirteen

REGISTRAR OF COMPANIES
EXEMPTED
CAYMAN ISLANDS

An Authorised Officer,
Registry of Companies,
Cayman Islands.